                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 20, 2001
                                (Date of Report)



                             AmeriGas Partners, L.P.
                             AmeriGas Finance Corp.
                          AmeriGas Eagle Finance Corp.
                             AP Eagle Finance Corp.
           (Exact name of registrants as specified in their charters)


          DELAWARE                   1-13692                   23-2787918
          DELAWARE                   33-92734-01               23-2800532
          DELAWARE                   333-72986-01              23-3074434
          DELAWARE                   333-72986-02              23-3077318
 (State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)



                                460 N. Gulph Road
                       King of Prussia, Pennsylvania 19406
               (Address of principal executive offices) (Zip Code)



                                 (610) 337-7000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On November 20, 2001 AmeriGas Propane, Inc., general partner of AmeriGas Partners, L.P. (NYSE: APU) reported earnings for AmeriGas Partners, L.P. for the fiscal year ended September 30, 2001, and for the three months ended September 30, 2001.

         The news release is included as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

    Exhibit 99. Text of press release of AmeriGas Partners, L.P. dated November 20, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGAS PARTNERS, L.P.                     AMERIGAS EAGLE FINANCE CORP.
By: AmeriGas Propane, Inc.,
its General Partner


By: /s/ Robert W. Krick                    By: /s/ Robert W. Krick
    --------------------------------           --------------------------------
    Robert W. Krick, Treasurer                 Robert W. Krick, Treasurer


AMERIGAS FINANCE CORP.                      AP EAGLE FINANCE CORP.


By: /s/ Robert W. Krick                    By: /s/ Robert W. Krick
    ---------------------------------          --------------------------------
    Robert W. Krick, Treasurer                 Robert W. Krick, Treasurer



Date:  November 28, 2001

                                  EXHIBIT INDEX

Exhibit 99 Text of press release of AmeriGas Partners, L.P. dated November 20, 2001